                           SEPARATION AGREEMENT AND
                         RELEASE AND WAIVER OF CLAIMS
                         ----------------------------


       This Separation Agreement and Release and Waiver of Claims (the "Agreement") is entered into this 1st day of November, 1996, by and between Banyan Systems Incorporated, with offices at 120 Flanders Road, Westboro, Massachusetts 01581 ("Banyan") and John M. Paul, a resident of 112 Lowell Road, Wellesley, MA 02181 (the "Undersigned").

       For and in consideration of the mutual terms, conditions and covenants herein, Banyan and the Undersigned agree as follows:

       1. RESIGNATION OF EMPLOYMENT.  The Undersigned hereby resigns as an
          -------------------------
Officer of Banyan effective on November 1, 1996, and further resigns his position with Banyan as Senior Vice President, Coordinate.com, effective November 1, 1996. The Undersigned shall promptly execute and deliver to Banyan a separate instrument embodying such resignation.

       2. PAYMENT.  For and in consideration of the Undersigned's execution of
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this Agreement, Banyan shall pay to the Undersigned the amount set forth in
Exhibit A, Section 1, less applicable deductions and/or withholdings for taxes or similar governmental payments and charges, and further Banyan shall provide the benefits set forth in Exhibit A, Sections 2-5.

       3. PUBLIC STATEMENT.  The Undersigned agrees that he will not
          ----------------
intentionally make or disclose or cause to be disclosed any negative, adverse or derogatory comments about Banyan or its management, business, personnel or about any product or service provided by Banyan, or about Banyan's prospects for the future. Banyan agrees that its officers, executives, and authorized spokespersons will not intentionally make or disclose any negative, adverse or derogatory comments about the Undersigned.

       4. NON-SOLICITATION.  The Undersigned agrees that from November 1, 1996
          ----------------
to November 1, 1997, he will not either directly or indirectly, without Banyan's prior express written consent:

          a. call on or solicit Cisco Systems, Inc., America OnLine Incorporated or Software.com, Inc. with any third party product offerings which are competitive with Banyan product offerings; or

          b. solicit or participate in the hiring of, or attempt to solicit or participate in the hiring of, any employee of Banyan, either for himself or for any other person or entity.

       5. EMPLOYEE PATENT AND CONFIDENTIAL INFORMATION AGREEMENT.  For and in
          ------------------------------------------------------
further consideration of Banyan's payment to the Undersigned as set forth in
Section 2 above, the Undersigned agrees to execute Banyan's Employee Patent and Confidential Information Agreement, attached hereto as Exhibit B, on or before November 1, 1996. Such Employee Patent and Confidential Information Agreement shall be deemed to be effective retroactive to August 1, 1994.

       6. RELEASE.  In exchange for the payment and benefits of this Agreement,
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the Undersigned agrees to give up all the rights that he now has to any relief of any kind from Banyan and all affiliated or parent corporations, officers, directors, shareholders, employees and agents, whether or not he knows about those rights, arising out of the Undersigned's employment with Banyan up until the date this Agreement is signed. This does not waive any rights or claims that arise after the date this Agreement is executed. This includes, but is not limited to, claims or rights under any federal, state or other governmental law, statute, regulation, ordinance, or any other legal restrictions, including, but not limited to Chapter 151B of the Massachusetts General Laws, the Age Discrimination in Employment Act, Title VII of the Civil Rights Act of 1964, and the Americans with Disabilities Act, which prohibit discrimination in employment on the basis of sex, age and/or disability.

       THIS MEANS THE UNDERSIGNED MAY NOT SUE BANYAN FOR ANY CURRENT OR PRIOR CLAIMS ARISING OUT OF HIS EMPLOYMENT WITH OR SEPARATION FROM BANYAN.

       The Undersigned acknowledges and agrees that Banyan has discharged and performed all of its obligations other than those obligations which are specifically set forth in this Agreement, that there are no outstanding claims against Banyan, that if there are any such claims there is considerable doubt as to the prospect of successfully prevailing on them in litigation, and that the consideration provided by Banyan pursuant to this Agreement is sufficient to support each and all of the contractual obligations that the Undersigned is undertaking herein.

       7. COVENANT NOT TO SUE.  The Undersigned represents and warrants that he
          -------------------
has not filed any complaints, charges or claims for relief against Banyan and/or related officers, directors, stockholders, corporate affiliates, agents or employees with any local, state or federal court or administrative agency which currently are outstanding. If the Undersigned has done so, he will forthwith dismiss all such complaints, charges or claims for relief with prejudice. The Undersigned further agrees and covenants not to bring any complaints, charges or claims against Banyan, its officers, directors, stockholders, corporate affiliates, agents or employees with respect to any matters arising out of his employment with or separation of such employment from Banyan. Subject to the Undersigned's full compliance with this Agreement and the Employee Patent and Confidential Information Agreement attached hereto as Exhibit B, and except for any actions taken by the Undersigned during his employment which constitute actions outside the scope of his authority, criminal acts, or acts which violate any law or regulation, Banyan agrees not to bring any complaints, charges or claims against the Undersigned with regard to any other matter arising out of his employment with Banyan.

       8. REMEDIES.  If at any time during the term of this Agreement, either
          --------
party believes that the other party has breached any material obligations or covenants hereunder, the non-breaching party promptly shall give the other party written notice of the same. In the event that the other party does not promptly cure such breach (if such breach is susceptible of cure), the non-breaching party may, at its option, commence an action at law or equity, against the other party including, but not limited to, injunctive relief.

       9. GOVERNING LAW; SEVERABILITY.  This Agreement is entered into and shall
          ---------------------------
be construed pursuant to the laws of The Commonwealth of Massachusetts, excluding its conflicts of law rules. In the event any provision of this Agreement is determined to be illegal or unenforceable by a duly authorized court of competent jurisdiction, then the remainder of this Agreement, or the application of such provision in circumstances other than those as to which it is so declared illegal or unenforceable, shall not be affected thereby, and each provision of this Agreement shall be valid and enforceable to the fullest extent permitted by law.

       10.  WAIVERS; AMENDMENTS.  The failure of either party to require the
            -------------------
performance of any term or obligation of this Agreement, or the waiver by either party of any breach of this Agreement, shall not prevent any subsequent enforcement of such term or obligation and shall not be deemed a waiver of any subsequent breach. No modification or waiver of any provision of this Agreement shall be effective unless in writing and signed by both parties.

       11.  NON-ADMISSION.  Banyan expressly disclaims any wrongdoing to the
            -------------
Undersigned and the Undersigned agrees that by entering into this Agreement Banyan admits no wrongdoing. The Undersigned expressly disclaims any wrongdoing to Banyan and Banyan agrees that by entering into this Agreement the Undersigned admits no wrongdoing.

       12.  REPRESENTATIONS.  The Undersigned represents that he understands the
            ---------------
various claims he could have asserted under the common law of Massachusetts, the Age Discrimination in Employment Act, Title VII of the Civil Rights Act of 1964, Chapter 151B of the Massachusetts General Laws, the Americans with Disabilities Act and other such similar laws; and he has read the Agreement carefully and understands all of its provisions; that he understands that he has the right to and is advised to consult an attorney at the Undersigned's own expense concerning this Agreement and in particular the waiver of any rights he might have under these laws; that to the extent, if any, that he desired, he availed himself of this right; that he has had at least twenty-one (21) days to consider whether to sign the Agreement; and that he enters this Agreement and waives any claims knowingly and willingly.

       13.  CHALLENGE TO VALIDITY OF AGREEMENT.  The Undersigned agrees that he
            ----------------------------------
shall never bring a proceeding to challenge the validity of this Agreement.

       14.  ENTIRE AGREEMENT.  This Agreement and the Exhibits attached hereto
            ----------------
set forth the full terms of the arrangement between Banyan and the Undersigned and supersedes any prior oral or written understandings. Notwithstanding the foregoing, nothing in this Agreement shall be deemed to affect the application and enforceability of the Employee Patent and Confidential Information Agreement executed by the Undersigned.

       15.  SIGNATURE.  This Agreement may be signed on one or more copies, each
            ---------
of which when so signed will be deemed to be an original, and all of which together will be one and the same document.

       16.  CONFIDENTIALITY OF AGREEMENT.  The parties agree that the terms of
            ----------------------------
this Agreement are confidential and shall not be disclosed to any other person, except that the Undersigned may disclose the terms of this Agreement to his immediate family, attorney, any tax or other professional advisors, or as otherwise required by law or regulation, and that Banyan may disclose the terms of this Agreement to its attorneys, tax or other professional advisors, its personnel who have a need to know, or as otherwise required by law or regulation.

       17.  EFFECTIVE DATE.  This Agreement shall become effective seven (7)
            --------------
days after it is signed by the Undersigned and executed by a representative of Banyan. The Undersigned may revoke this Agreement within seven (7) days after it is signed by the Undersigned, and it shall not become effective or enforceable until this seven (7) day revocation period has expired.

       IN WITNESS WHEREOF, THE PARTIES HAVE HEREUNTO SET THEIR NAMES ON October 26, 1996. THE UNDERSIGNED HAS BEEN OFFERED THE OPPORTUNITY TO SEEK ADVICE OF COUNSEL PRIOR TO EXECUTING THIS AGREEMENT. BOTH PARTIES HAVE READ, UNDERSTAND AND AGREE TO BE BOUND BY THIS AGREEMENT.


JOHN M. PAUL                          BANYAN SYSTEMS INCORPORATED


By: /s/ John M. Paul                   By: /s/ Ann Smith
   ------------------------------        ------------------------------

Date: October 26, 1996                 Date: October 26, 1996
     ----------------------------          ----------------------------

                                 JOHN M. PAUL
                                 ------------



                                   EXHIBIT A
                                   ---------

             SEPARATION AGREEMENT AND RELEASE AND WAIVER OF CLAIMS
             -----------------------------------------------------




          For and in consideration of the Undersigned's execution of this Agreement, Banyan shall: (i) pay to the Undersigned, as applicable, the amounts set forth in Section 1 below, less any applicable deductions for medical, dental, prescription and life insurance contributions and/or withholdings for taxes or similar governmental payments or charges; and (ii) provide the benefits set forth in Sections 2 through 5 below.

       1. PAYMENT AMOUNT.
          --------------

          a. Banyan shall pay the Undersigned a lump-sum payment in a gross amount equal to $56,250.00 less applicable deductions for medical, dental, prescription and life insurance contributions and/or withholdings for taxes or similar governmental payments or charges. Such amount shall be payable on or after November 1, 1996.

          b. In the event that the Undersigned has not become employed or assumes independent contractor status (together "Re-employment") by February 1, 1997, despite good faith efforts on his part to find Re-employment, then Banyan shall make payments to the Undersigned on customary Banyan pay days for a period up to, but no later than, June 30, 1997 at the Undersigned's base, bi-weekly gross salary rate of $8,653.84, less applicable deductions for medical, dental, prescription and life insurance contributions and/or withholdings for taxes or similar governmental payments or charges. It is expressly understood that such payments shall be reduced to the extent of any income derived from the Undersigned's Re-employment. It shall be the affirmative obligation of the Undersigned to notify Banyan promptly in writing upon Re-employment.

   2.     MEDICAL, DENTAL AND PRESCRIPTION DRUG BENEFITS.
          ----------------------------------------------

          a. Banyan shall continue to provide medical, dental, prescription and life insurance benefits from November 1, 1996 through June 30, 1997 subject to the Undersigned's continued contribution at his current premium levels.

          b. The Undersigned may elect to continue coverage of Company-sponsored health and dental insurance for up to 18 months after benefits from Paragraph 2.a expire under the applicable COBRA statute.

   3.     RELOCATION EXPENSES.  Effective on June 30, 1997, Banyan shall release
          -------------------
the Undersigned from the repayment obligation of the outstanding relocation balance of $125,000 due to Banyan pursuant to the relocation letter agreement previously executed by the Undersigned on December 13, 1995, provided that the Undersigned meets all of the terms and conditions set forth in this Agreement. Until such time, the Undersigned remains responsible for the repayment obligation for such outstanding relocation balance. On or about November 1, 1996, Banyan shall deposit with the appropriate taxing authorities the applicable tax withholdings of $106,009.58 associated with the relocation payment made to the Undersigned pursuant to the aforementioned December 13, 1995 relocation letter agreement.

   4.     STOCK OPTIONS.  All Incentive Stock Options granted to the Undersigned
          -------------
shall cease vesting on November 1, 1996. Banyan shall accelerate the vesting of 10,000 shares of Non-qualified Stock Options at a per share option price of $2.00 on November 1, 1996. The Undersigned may exercise such 10,000 Stock Options and the currently vested 5,000 shares of Non-Qualified Stock Options at a per share option price of $2.00 only during the period commencing November 1, 1996 through February 1, 1997. The Undersigned may exercise any other vested stock options only during the period commencing June 1, 1997 through June 30, 1997. Any vested stock options not exercised by the Undersigned in accordance with the above shall be terminated by Banyan.

   5.     EXECUTIVE OUTPLACEMENT.  Banyan shall provide the Undersigned with
          ----------------------
an Executive Outplacement Counseling Program through Manchester Associates commencing on November 1, 1996 and ending on the earlier of December 1, 1997 or the Re-employment of the Undersigned.

   6.     DIRECTORS AND OFFICERS LIABILITY INSURANCE. Banyan acknowledges that
          ------------------------------------------
it has maintained Directors and Officers Liability Insurance coverage under terms, conditions and policy limits selected by Banyan at its sole discretion for directors and officers of Banyan during the period of the Undersigned's employment with Banyan. Such insurance shall apply to the extent of the applicable policy terms, conditions and limits to the Undersigned in the event of a claim against Banyan which names the Undersigned as an officer of Banyan for any period of time during which the Undersigned was an officer of Banyan.